WESTCOTT LARGE-CAP VALUE fund
                         supplement dated APRIL 9, 2002
                      to prospectus dated OCTOBER 21, 2001

         The following information supplements the information found on page 14 of the Prospectus, under the heading "Management of the Fund."

         Gulf Investment Management, Inc. ("Gulf") has served as the Westcott Large-Cap Value Fund's sub-adviser since the inception of the Fund. On March 31, 2002, Gulf converted from a Texas business corporation to a Texas limited liability partnership. On April 1, 2002, OAM Institutional, Inc. ("OAM") acquired the majority of the assets of Gulf, and Gulf assigned its rights under the previous Sub-Advisory Agreement to OAM. Those persons at Gulf responsible for providing sub-advisory services to the Fund continue to provide sub-advisory services to the Fund as employees of Gulf Investment Management, a division of OAM.

         The AmeriPrime Funds plans to hold a meeting of the shareholders of the Fund in May for the approval of a new Sub-Advisory Agreement between Aegis Asset Management, Inc. ("Aegis"), the Fund's current investment adviser, and OAM, the Fund's current sub-adviser. Until the new Sub-Advisory Agreement is approved, OAM is providing investment sub-advisory services to the Fund pursuant to an Interim Agreement approved by the Board of Trustees.

         The compensation paid to OAM by Aegis (not the Fund) under the Interim Agreement is the same as the compensation under the previous Sub-Advisory Agreement and the proposed new Sub-Advisory Agreement. The Interim Agreement requires that the fees received under the Interim Agreement will be held in an escrow account pending approval of the new Sub-Advisory Agreement by shareholders. OAM is serving as investment sub-adviser pursuant to the Interim Agreement for 150 days or, if earlier, until the new Sub-Advisory Agreement is approved by shareholders. If shareholders approve the new Sub-Advisory Agreement within the 150 day period, the amount held in the escrow account, plus interest, will be paid to OAM. If the shareholders do not approve the new Sub-Advisory Agreement, OAM will be paid the lesser of the costs incurred in performing its services under the Interim Agreement or the total amount of the escrow account, plus interest earned.

This supplement and the Prospectus dated October 21, 2001 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated October 21, 2001 which is incorporated herein by reference and can be obtained without charge by calling the Fund at 800-998-6658.



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